                                POWER OF ATTORNEY

     The undersigned,  as a Section 16 reporting  person of Xenogen  Corporation
(the  "Company"),  hereby  constitutes and appoints David W. Carter,  William A.
Albright,  Jr.,  David R. Boyko and  Jacklyn M.  Lobeck,  and each of them,  the undersigned's true and lawful attorney-in-fact to:

     1.   complete  and  execute  Forms  3,  4 and 5 and  other  forms  and  all amendments  thereto  as such  attorney-in-fact  shall  in his or her  discretion determine to be required or advisable  pursuant to Section 16 of the  Securities
Exchange  Act of 1934 (as  amended)  and the rules and  regulations  promulgated thereunder,  or any successor  laws and  regulations,  as a  consequence  of the undersigned's  ownership,  acquisition  or  disposition  of  securities  of  the
Company; and

     2.   do all acts  necessary in order to file such forms with the Securities and Exchange Commission,  any securities exchange or national  association,  the
Company  and such  other  person or agency as the  attorney-in-fact  shall  deem appropriate.

     The   undersigned    hereby   ratifies   and   confirms   all   that   said
attorneys-in-fact  and agents shall do or cause to be done by virtue hereof. The undersigned  acknowledges  that the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the  undersigned,  are not assuming,  nor is the
Company  assuming,  any of the  undersigned's  responsibilities  to comply  with
Section 16 of the Securities Exchange Act of 1934 (as amended).

     This Power of  Attorney  shall  remain in full  force and effect  until the undersigned is no longer  required to file Forms 3, 4, and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company, unless earlier revoked by the  undersigned in a signed writing  delivered to the
Company and the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 15th day of March, 2005.

                                                  Signature:  /s/ Jason M. Brady
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                                                  Print Name:  Jason M. Brady
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